This Agreement is made the


BETWEEN:


(1) HVIDE MARINE INCORPORATED of Fort Lauderdale, Florida, United States of America (hereinafter called "the Buyers") and


(2) CARE OFFSHORE INC. of 80 Broad Street, Monrovia, Liberia (hereinafter called "COI") for itself as Bareboat Charterer with purchase option on the Vessels numbered 16 to 29 in Schedule A and as purchaser of the Vessels numbered 32 and 33 in Schedule A and as agents for the Owners numbered 1 - 15 in Schedule A (hereinafter called "the Owners") and as agent for Care Inc. as the Bareboat Charterers of the Vessels numbered 30 and 31 in Schedule A (hereinafter called "Care Inc."). COI, Care Inc. and the Owners are hereinafter together called "the Sellers".


WHEREAS:


(1) The Owners are the owners of the St Vincent and the Grenadines, or Cypriot flag vessel listed against their name in Schedule A ("the Owned Vessels").

(2) COI is the Bareboat Charterer of each of the Vessels listed against its name in Schedule A (the "Bareboat Chartered Vessels") and currently has the legal right to acquire title to each such Vessel subject to the terms of the Bareboat Charterer's purchase options and are presently negotiating the purchase of MV "DEA SUPPLIER" Bahamian flag DNV 09985 to be renamed MV "RED GREBE" and THE "REM CONTEST" BV No 922Y74 to be renamed MV "RED CORMORANT" ("the New Vessels").

(3) Care Inc. is the Bareboat Charterer of each of the Vessels listed against its name in Schedule A and currently has the legal right to acquire title to each such Vessel subject to the terms of the Bareboat Charter purchase option.

(4) The Owned Vessels, the Bareboat Chartered Vessels and the New Vessels are hereinafter called "the Vessels".

(5) COI and Care Inc. wish to exercise its purchase options and COI, Care Inc. and the Owners wish to sell the Vessels owned by the Owners and bareboat chartered by COI or to be owned by COI and Care Inc. (hereinafter called "the Vessels") to the Buyers and the Buyers wish to purchase the Vessels upon the terms and conditions as hereinafter appear.

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




(6) Sosema S.A. is at the date hereof the manager of the Vessels on behalf of the Owners COI and Care Inc.

IT IS HEREBY AGREED:


1.      SUBJECT

        This Agreement is subject to the Buyers carrying out a reasonable investigation of the chartering, crewing, management agency arrangements class records and outstanding tenders affecting the Vessels and such other enquiries in relation to the Vessels as the Buyers consider appropriate.

        In the event of the Buyers not being satisfied with any aspect of their enquiries and investigation they shall give full details to the Sellers.

        The Buyers shall confirm in writing or by fax their satisfaction of this condition by 28 November 1997. Such confirmation shall be deemed to have been given upon the expiration of 28 November 1997 if no matter of concern substantially affecting the value of the transaction has been specified to the Sellers.

2.      MEMORANDA OF AGREEMENT

        Concurrently with the signing of this Agreement, the Buyers shall sign Memoranda of Agreement with COI, Care Inc. and each of the Owners with respect to each of the Vessels. The Memorandum of Agreement for the New Vessels shall be subject to acquisition by COI or their nominee.

        The Buyers shall acquire no other assets or property, including any goodwill, tangibles or contractual rights of the Sellers, land base facilities, employees, distribution systems, customers, operating rights or production techniques of the Sellers save as set out herein and in each Memorandum of Agreement save that on delivery of each Vessel the Sellers shall deliver to the Buyers the Vessel's technical manuals.

3.      PURCHASE PRICE

        In consideration for the transfer of title to and delivery of the Vessels, the Buyers shall pay to the Sellers in aggregate the sum of US$240,000,000 in cash and a number of shares of the common stock of the Buyers fully paid and non-assessable, class 'A' Common Stock par value US$0.001 per share ("the Common Stock") having a market value of US$25,000,000. The cash and Common Stock will be apportioned between the Sellers as set out in Schedule A. For the purpose of this Agreement, the market value of the Common Stock shall mean the closing price of the Common Stock on the NASDAQ

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



        National   Market  on  the  trading  day   immediately   preceding   the
        announcement of the execution of this Agreement.

4.      DEFINITE SALE

        Upon signing this Agreement each Memorandum of Agreement for the sale of each Vessel will be final and binding in accordance with the terms set out in each Memorandum of Agreement with the exception of those for the New Vessels.

5.      PROVISION OF INFORMATION

        Prior to and after delivery of each Vessel, the Sellers will furnish the Buyers on a timely basis such information concerning each Vessel and its operation as the Buyers may reasonably request, with the exception of the beneficial ownership of the Sellers' shares. Prior to and after the delivery of each Vessel the Sellers will furnish the Buyers on a timely basis all financial information for the current year as Buyers may reasonably request including the right to conduct at the expense of Buyers any independent audit of the operating results for the current year. The Buyers agree that they will hold in complete confidence all information and any documents obtained as a result of this investigation and information supplied by the Sellers and in the event of this Agreement being terminated, the Buyers agree that all documents received by the Buyers shall be promptly returned to the Sellers. All documents and information provided by the Sellers shall remain the property of the Sellers and shall not be copied distributed or shown to any third party or used by the Buyers other than in connection with their investigation as provided in this clause. The Sellers will not unreasonably withhold consent to the disclosure of any information to any governmental authority or in connection with its financing of the transaction contemplated by this Agreement. The completion or non completion of any audit shall not affect this Agreement or the Memoranda of Agreement in any way. Prior to the Closing Date, the information shall be supplied by the Sellers to the Buyers without charge. After the Closing Date, the Buyers will reimburse the Sellers for all costs and expenses incurred in supplying historical financial information requested.

6.      CARE WARRANTIES
        COI warrants that:
6.1 the details and facts described in Recitals (1), (2) and (3) of this Agreement are true, complete and accurate;

6.2 the Sellers are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and the Sellers have all requisite power and authority to execute and deliver this Agreement and the other agreements, certificates and instruments contemplated hereby.

6.3 The execution, delivery and performance of this Agreement and the other agreements, certificates and instruments contemplated hereby and the consummation of the transactions contemplated hereby have been duly authorised and approved by all requisite corporate action on the part of the Sellers. This Agreement and, when executed and delivered, each other agreement, certificate and instrument required to be executed has been or will be duly executed and delivered by the Sellers constitutes or will constitute the legal, valid and binding obligations of the Sellers enforceable against them in accordance with the respective terms.

6.4 Neither the execution, delivery or performance by the Sellers of this Agreement nor the consummation of the transaction contemplated hereby will violate or contravene the Sellers' Incorporation documents or any judgement, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Sellers or any of their properties or asset or conflict with, result in a breach of or constitute a default under, any agreement, instrument or contractual obligation (other than the Charters entered into by the Sellers) to which the Sellers are a party or by which they or their properties are bound.

6.5
         (i) Schedule B Part I lists the employment contracts, copies of which have been given to the Buyers;

         (ii) Schedule B part II lists the bareboat charter contracts, copies of which have been given to the Buyers.

6.6 Schedule C contains, the weekly summaries of contract bids with respect to each of the Vessels prepared by the Vessel's managers from 2 July 1997.

6.7 Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will result in any liability to Buyers or their affiliates under any pension, retirement or other employee benefit plan relating to any person employed as a member of the crew of any of the Vessels or otherwise arising out of the employment of any such person prior to the delivery of the Vessel on which such person is employed.

6.8 The Sellers have disclosed to the Buyers details of all litigation in which they are engaged relevant to the transaction Contemplated by this Agreement and have disclosed all commercial arrangements with sponsors, brokers and agents.

6.9 There is no pending litigation or claim known to the Sellers, the outcome of which could have a materially adverse effect upon the current employment of the Vessels or their continued operation in the service in which they are currently being operated.



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



6.10 No kickbacks or bribes have been paid to customers suppliers or government officials, in order to obtain the current charters for any of the Vessels, and, to the best of the Sellers' knowledge, no such payment is required for the renewal of any such charter.

6.11 COI shall indemnify Buyers against any direct but not indirect loss, damages or liability resulting from the breach of any of the warranties contained in Clause 6.

7.       BUYERS' WARRANTIES

         The Buyers warrant that:

7.1 The execution, delivery and performance of this Agreement and the other agreements, certificates and instruments contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorised and approved by all requisite corporate action of the Buyers. This Agreement constitutes the legal, valid and binding obligation of the Buyers enforceable against them in accordance with its terms.

7.2 On the Closing Date (as defined in the Memoranda of Agreement) the issuance, sale and delivery of the Common Stock of the Buyers to the Sellers or their nominee shall then have been duly and unconditionally authorised by all necessary corporate action on the part of the Buyer, and such Common Stock when so issued, sold and delivered in accordance with the provisions of this Agreement, will be duly authorised, validly issued, fully paid and non-assessable shares of Buyers' Common Stock.

7.3 Neither the execution, delivery or performance by Buyers of this Agreement nor the consummation of the transactions contemplated hereby will violate any judgement, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to Buyers or their property or assets or conflict with, result in a breach of or constitute a default under, any contractual obligation of Buyers.

7.4. The Buyers are a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and have all requisite corporate power to execute, deliver and perform their obligations under this Agreement and the other agreements, certificates and other instruments contemplated hereby and thereby.

7.5 The Buyers have and will have on the dates of delivery of each of the Vessels the financial resources to enable them to meet their
         obligations   under  this  Agreement  and  each  of  the  Memoranda  of
         Agreement.

7.6 The Buyers will provide the Sellers with a copy of their executed loan agreement entered into with the Bank of Boston.

7.7 The Buyers shall indemnify the Sellers against any direct but not indirect loss, damages or liability resulting from the breach of any of the warranties contained in Clause 7.

8.       REGISTRATION RIGHTS AGREEMENT

         On or before the Closing Date, the Buyers shall execute and deliver to COI a Registration Rights Agreement substantially in the form of the draft annexed hereto as Schedule D in favour of each person or corporation receiving any of the shares of the Buyers' Common Stock referred to in Clause 3.

9.       MANAGEMENT/NON-COMPETITION

         On or before the Closing Date, the Buyers shall enter into a Management Agreement with Sosema S.A. for a duration of 6 months in respect of all of the Vessels. Thereafter for all or some of the Vessels the Buyers may extend the management for 6 monthly periods up to a total of 3 years upon giving 90 days prior written notice to Sosema S.A. Sosema S.A. shall not be required at any time to manage less than 80% of the acquired Vessels on behalf of the Buyers and COI and the Buyers shall enter into a Non-Competition Agreement. On or before the Closing Date Mr Frederic Dor will sign a Non-Competition Agreement. The Non-Competition Agreement between COI and the Buyer shall not apply:

         (i) to any Vessel during such time as the Sellers are the Owners or Bareboat Charterers of such Vessel;

         (ii) in relation to any charter being completed by Sellers pursuant to Clause 23 of the Memorandum of Agreement.

10.      FEES AND EXPENSES

         Buyers and COI shall each pay their own out-of-pocket fees and expenses, including, without limitation, all legal, accounting, advisory and other fees and expenses, arising in connection with any transactions contemplated by this Agreement. The Buyers shall be liable for and pay any auditors' fees incurred in relation to the transaction contemplated by this Agreement.

11.      ENTIRE AGREEMENT

         This Agreement together with the Memoranda of Agreement, Registration Rights Agreement and Non-Competition Agreement contemplated hereby and two side letters constitutes the entire agreements and understanding of the Buyers and Sellers with respect to the subject matter hereof and hereby supersedes any other prior agreements with respect to the matters set forth herein whether written or oral. Any modification, waiver or amendment shall be in writing and executed by the Buyers and Sellers.

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



12.      NOTICES

         Except as may otherwise be expressly provided herein, any notice herein required or permitted to be given shall be in writing or facsimile transmission with subsequent written confirmation, any notice may be personally served, sent by registered mail or by overnight delivery service providing for evidence of receipt and shall be deemed to have been given upon receipt by the party notified. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 12) shall be as set forth opposite each party's name on the signature page hereof.

13.      SEVERABILITY: COUNTERPARTS

         In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

14.      GOVERNING LAW

         This Agreement shall by governed by and construed in accordance with the laws of England and the Buyers and the Sellers hereby irrevocably submit to the exclusive jurisdiction of the Courts of England.

15.      SUCCESORS AND ASSIGNS

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Buyers nor Sellers shall be permitted to assign its rights under this Agreement without the prior written consent of the other parties (other than the Buyers' and Sellers'
         assignment of its rights to one or more of its affiliates). Notwithstanding any assignment the Buyers and Sellers shall both remain liable and responsible for the performance of this Agreement.

16.      PUBLICITY

         Any press release or public announcement or disclosure by the Buyers or Sellers or any of their respective affiliates regarding this Agreement or the transactions contemplated hereby must first be submitted to and be given the prior written approval of the otber, who shall be entitled to require reasonable modifications to be made. The Buyers shall make no public or other announcement concerning this transaction until such time as their loan documentation has been executed and this Agreement and all Memoranda of Agreement shall become unconditional save for inspection of the Vessels.

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



         ARBITRATION

17. The arbitration clause contained in Clause 16 of the Memorandum of Agreement shall apply mutatis mutandis as if set out in full herein.

18.
         (a) Any default by the Buyers under the terms of any of the Memoranda of Agreement shall be a default of the terms hereof and any default by the Buyers under the terms of this Agreement shall be an event of default under each of the
                  Memoranda of Agreement and the Sellers shall be entitled to terminate this Agreement and each of the Memoranda of Agreement without affecting the Sellers' rights to claim damages or exercising any other rights and remedies they may have.

         (b) In the event of one of the Sellers refusing to deliver a Vessel under its control to the Buyers the Sellers shall be in default under the terms of this Agreement and the Buyers shall be entitled to terminate this Agreement and the Memoranda of Agreement without affecting the Buyers' rights to claim damages or exercising any other right and remedies they may have.

IN WITNESS WHEREOF, the duly authorised representatives of the parties have caused this Agreement to be executed on the date first written above.



By:
         HVIDE MARINE INCORPORATED

         Address:                   2200 Eller Drive
                      Fort Lauderdale
                      Florida 33316
                      USA
         Fax No:      (954) 527 1772


By:
         CARE OFFSHORE INC.

         Address:                   C/o Constant & Constant
                      Sea Containers House
                      20 Upper Ground
                      London SE1 9QT
                      England

         Fax No:      (44 171) 401 2161

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